UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2010 (May 6, 2010)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4566
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          On May 6, 2010, Monarch Community Bank, (the “Bank”), a wholly-owned subsidiary of Monarch Community Bancorp, Inc., (“Company”) entered into a stipulation and consent to the issuance of a consent order with the Federal Deposit Insurance Corporation, and the Office of Financial and Insurance Regulation for the state of Michigan (“OFIR”) (the “Consent Order”). The Consent Order was dated and became effective on May 6, 2010.
          Prior to the issuance of the Consent Order, the Bank’s board and management had already commenced initiatives and strategies to address the issues noted in the Consent Order. The Bank continues to work in cooperation with its regulators.
     The Consent Order, among other things, requires the following:
•	The Bank is required to have and retain qualified management.

•	The Bank is required to retain an independent third party to develop an analysis and assessment of the Bank’s management needs for the purpose of providing qualified management for the Bank.

•	The board of directors is required to assume responsibility for the supervision of all of the Bank’s activities.

•	The bank must increase the Bank’s level of Tier 1 capital as a percentage of total assets to at least nine percent and its total capital as a percentage of risk-weighted assets at a minimum of eleven percent.

•	The Bank is required to charge off any loans classified as loss.

•	The Bank may not extend credit to borrowers that have had loans with the Bank that were classified substandard, doubtful or special mention without prior board approval.

•	The Bank may not extend credit to borrowers that have had loans charged off or classified as loss.

•	The Bank is required to adopt a plan to reduce the Bank’s risk position in each asset in excess of $250,000 which is more than sixty days delinquent or classified substandard or doubtful.

•	The Bank may not declare or pay any cash dividend without prior written consent of the FDIC and OFIR.

•	Prior to submission or publication of all Reports of Condition, the board is required to review the adequacy of the Bank’s allowance for loan and lease losses.

•	The Bank is required to adopt written lending and collection policies to provide effective guidance and control over the Bank’s lending function.

•	The Bank is required to implement revised comprehensive loan grading review procedures.

•	Within sixty days of the Consent Order, the Bank is required to adopt a written profit plan and comprehensive budget.

•	Within sixty days of the Consent Order, the Bank is required to adopt a written plan to manage concentrations of credit in a safe and sound manner.

•	Within sixty days of the Consent Order, the Bank is required to formulate a written plan to reduce the Bank’s reliance on brokered deposits.

•	While the Consent Order is in effect, the Bank is required to prepare and submit quarterly progress reports the FDIC and OFIR.
     The Consent Order will remain in effect until modified or terminated by the FDIC and OFIR.
     The foregoing description is qualified in its entirety by reference to the Consent Order itself which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (d) Exhibits

Exhibit Number
10.1	Consent Order

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: May 12, 2010	/s/ Donald L. Denney
Donald L. Denney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consent Order

5